EXECUTION VERSION

ZAIS FINANCIAL PARTNERS, L.P.
ZAIS FINANCIAL CORP.

8.0% Exchangeable Senior Notes due 2016

Registration Rights Agreement

November 25, 2013

Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629
          As the Initial Purchaser

Ladies and Gentlemen:

          ZAIS Financial Partners, L.P., a Delaware limited partnership (the “Company”), proposes to issue and sell to Credit Suisse Securities (USA) LLC (the “Initial Purchaser”) upon the terms set forth in the Purchase Agreement (as defined herein) the Company’s 8.0% Exchangeable Senior Notes due 2016 (the “Notes”), exchangeable into common stock, par value $0.0001 per share (“ZFC Common Stock”) of ZAIS Financial Corp., a Maryland corporation (“ZAIS Financial Corp.”). As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company and ZAIS Financial Corp. agree with the Initial Purchaser for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

          1. Definitions.

          (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

          “Act” or “Securities Act” means the United States Securities Act of 1933, as amended.

          “Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

          “Automatic Shelf Registration Statement” shall mean a Shelf Registration Statement which shall become effective upon filing thereof pursuant to General Instruction I.D of Form S-3.

          “Closing Date” has the meaning set forth in the Purchase Agreement.

          “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          “DTC” means The Depository Trust Company.

          “Effective Failure” has the meaning assigned thereto in Section 7(b) hereof.

          “Effectiveness Period” has the meaning assigned thereto in Section 2(b)(i) hereof.

          “Effective Time” means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective or, in the case of designation of an Automatic Shelf Registration Statement as the Shelf Registration Statement, the date a Prospectus is first made available for use thereunder by the Holders.

          “Electing Holder” has the meaning assigned thereto in Section 3(a)(iii) hereof.

          “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

          “Filing Default” has the meaning assigned thereto in Section 7(a) hereof.

          “FINRA Rules” means the Conduct Rules of the Financial Industry Regulatory Authority, Inc., as amended from time to time.

          “Holder” means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

          “Indenture” means the Indenture, dated as of November 25, 2013, by and among the Company, ZAIS Financial Corp. and the Trustee, as amended and supplemented from time to time in accordance with its terms.

          “Liquidated Damages” has the meaning assigned thereto in Section 7 hereof.

          “Managing Underwriters” means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

          “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

          The term “person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          “Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or 430B under the Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by ZAIS Financial Corp. under the Exchange Act and incorporated by reference therein and, to the extent applicable and permitted in connection with any transaction, any “issuer free writing prospectus,” as such term is defined in Rule 433 under the Securities Act.

         “Purchase Agreement” means the purchase agreement, dated as of November 19, 2013, among the Initial Purchaser, the Company, ZAIS Financial Corp. and ZAIS REIT Management, LLC relating to the Notes.

         “Registrable Securities” means all shares of ZFC Common Stock issuable upon exchange, repurchase or redemption of the Notes; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         “Registration Default” has the meaning assigned thereto in Section 7 hereof.

         “Restricted Security” means any share of ZFC Common Stock issuable upon exchange of the Notes except any such share of ZFC Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or are transferable pursuant to Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new share of ZFC Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of ZAIS Financial Corp. in accordance with the Indenture.

         “Rule 415” means Rule 415 promulgated pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

         “Rules and Regulations” means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time.

         “Shelf Registration” means a registration effected pursuant to Section 2 hereof.

         “Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act on Form S-3 or, if not then available to ZAIS Financial Corp., on another appropriate form, of ZAIS Financial Corp. pursuant to the provisions of Section 2 of this Agreement, providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 and/or any similar rule that may be adopted by the Commission, filed by ZAIS Financial Corp. pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

         “Suspension Period” has the meaning assigned thereto in Section 2(d) hereof.

         “Trustee” shall have the meaning set forth in the Indenture.

         The term “underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

          “ZFC Common Stock” means ZAIS Financial Corp.’s common stock, par value $0.0001 per share.

          Wherever there is a reference in this Agreement to a percentage of the “principal amount” of Notes, ZFC Common Stock shall be treated as representing the principal amount of Notes that was surrendered for conversion or exchange in order to receive such number of shares of ZFC Common Stock.

          2. Shelf Registration.

          (a) ZAIS Financial Corp. shall, no later than 120 calendar days following the Closing Date, (1) file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, if the Shelf Registration Statement is not an Automatic Shelf Registration Statement, ZAIS Financial Corp. thereafter shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act no later than 180 calendar days following the Closing Date or (2) solely at its option, in lieu of filing a shelf registration statement and causing such registration statement to be declared effective as described in clause (i) above, designate, no later than 120 calendar days following the Closing Date, by means of an Officers’ Certificate (as defined in the Indenture), an effective Automatic Shelf Registration Statement as a Shelf Registration Statement able to be used for resales of the Registrable Securities. In the event that ZAIS Financial Corp. exercises this option (which it is not obligated to do), it shall be obligated to use its commercially reasonable efforts to prepare and file a supplement to the Prospectus, if necessary, to cover resales of the Registrable Securities by the Holders no later than 180 calendar days following the Closing Date.

          (b) ZAIS Financial Corp. shall use its commercially reasonable efforts:

          (i) to keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming a part thereof to be usable by Holders for a period expiring on the earlier of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement and (2) one year after the last date that Notes have been exchanged for shares of ZFC Common Stock (such period being referred to herein as the “Effectiveness Period”);

          (ii) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any Electing Holder of Registrable Securities, to take any action reasonably necessary to enable such Electing Holder to use the Prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such Electing Holder as a selling securityholder in the Shelf Registration Statement; and

          (iii) if at any time the Notes, pursuant to Article 15.05(g) of the Indenture, are exchangeable into securities other than ZFC Common Stock, to cause, or to cause any successor under the Indenture to cause such securities to be included in the Shelf Registration Statement or a replacement shelf registration statement no later than the date on which the Notes may then be exchangeable or convertible into such securities.

          (c) ZAIS Financial Corp. shall be deemed not to have used its commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if ZAIS Financial Corp. voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless (i) ZAIS Financial Corp.'s action is required by applicable law, or (ii) if the CEO or CFO of ZAIS Financial Corp. shall have determined in good faith that under circumstances related to acquisition or divestiture of assets, pending corporate developments, public filings with the Commission, or other similar events, it is in the best interests of ZAIS Financial Corp. to suspend the use of the Prospectus.

          (d) ZAIS Financial Corp. may suspend the use of the Prospectus for a period not to exceed 30 days in any 90-day period or an aggregate of 90 days in any 360-day period (each a “Suspension Period”) for the reasons set forth in 2(c) above if, prior to suspending such use, ZAIS Financial Corp. provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension; provided, however, that in the event of any such suspension, the Effectiveness Period shall be extended by the number of days equal to the suspension period.

          3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

          (a)

          (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, ZAIS Financial Corp. shall furnish the Notice and Questionnaire to the Trustee for delivery to the Holders. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus forming a part thereof for resales of Registrable Securities at any time, unless such Holder has returned a completed and signed Notice and Questionnaire to ZAIS Financial Corp. by the deadline for response set forth therein determined by ZAIS Financial Corp. in its reasonable discretion; provided, however, Holders of Registrable Securities shall have at least 14 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to ZAIS Financial Corp.

          (ii) After the Effective Time of the Shelf Registration Statement, ZAIS Financial Corp. shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. ZAIS Financial Corp. shall not be required to take any action to name such Holder as a selling securityholder in the Shelf Registration Statement or to enable such Holder to use the Prospectus forming a part thereof for resales of Registrable Securities until such Holder has returned a completed and signed Notice and Questionnaire to ZAIS Financial Corp. If a Notice and Questionnaire is delivered to ZAIS Financial Corp. during a Suspension Period, ZAIS Financial Corp. shall not be obligated to take actions to name the Holder delivering such Notice and Questionnaire as a selling security holder in the Shelf Registration Statement until the termination of such Suspension Period.

          (iii) The term “Electing Holder” shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to ZAIS Financial Corp. in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

          (b) ZAIS Financial Corp. shall furnish to each Electing Holder a draft of any disclosure about such Electing Holder (the "Holder's Information") to be included in the Shelf Registration Statement or any amendment thereto pursuant to Item 507 of Regulation S-K of the Securities Act prior to the inclusion of such Holder's Information in the Shelf Registration Statement or any amendment thereto, and any such Electing Holder may provide comments to such Holder's Information, and ZAIS Financial Corp. shall use its commercially reasonable efforts to reflect any such Electing Holder's comments to such Holder's Information in such Shelf Registration Statement or amendment thereto, provided that all such comments to the Holder's Information must be delivered to ZAIS Financial Corp. no more than two business days after ZAIS Financial Corp. sends draft Holder's Information to an Electing Holder for review and comment.

          (c) ZAIS Financial Corp. shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the Rules and Regulations, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) ZAIS Financial Corp. shall promptly advise the Trustee, and shall confirm such advice in writing if so requested by the Trustee:

          (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective;

          (ii) after its effectiveness, of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for either such purpose;

          (iv) of the receipt by ZAIS Financial Corp. of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

          (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

          (e) ZAIS Financial Corp. shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal as soon as practicable, of any order suspending the effectiveness of the Shelf Registration Statement that would prevent its use.

          (f) ZAIS Financial Corp. consents (except during a Suspension Period or during the continuance of any event described in Section 3(d)(v) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

          (g) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, ZAIS Financial Corp. shall (i) register or qualify such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States to the extent reasonably requested by any Electing Holder and to the extent required by law, (ii) keep, to the extent required by law, such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall ZAIS Financial Corp. be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(g) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

          (h) Unless any Registrable Securities shall be in book-entry only form, ZAIS Financial Corp. shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, as may reasonably be required, and which certificates shall be free of any restrictive legends (other than certain REIT related legends) and in such permitted denominations and registered in such names as Electing Holders may reasonably request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

          (i) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, ZAIS Financial Corp. shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If ZAIS Financial Corp. notifies the Trustee of the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, the Electing Holder shall suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

          (j) ZAIS Financial Corp. shall use its commercially reasonable efforts to comply with all applicable Rules and Regulations in all material respects, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, and (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, an earning statement of ZAIS Financial Corp. and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of ZAIS Financial Corp., Rule 158).

          (k) In the event of an underwritten offering conducted pursuant to Section 6 hereof, ZAIS Financial Corp. shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which ZAIS Financial Corp. does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

          (l) ZAIS Financial Corp. shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions reasonably acceptable to ZAIS Financial Corp. covering all parties to be indemnified pursuant to Section 5 hereof.

          (m) ZAIS Financial Corp. shall:

          (i) (A) make reasonably available for inspection by the Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of ZAIS Financial Corp. and its subsidiaries, and (B) cause ZAIS Financial Corp.’s officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents provided by ZAIS Financial Corp., pursuant to this section shall be kept confidential by such Electing Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt ZAIS Financial Corp.’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders and other parties;

          (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by ZAIS Financial Corp. to underwriters in primary underwritten offerings of equity securities, provided, that in no event shall the representations and warranties be broader than those set forth in the Purchase Agreement, other than appropriate changes to reflect changed circumstances or changed legal requirements;

          (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to ZAIS Financial Corp. (which counsel and opinions (in form, scope and substance) shall be consistent with the opinions of counsel of ZAIS Financial Corp. delivered in underwritten public offerings and be reasonably satisfactory to the Managing Underwriters) addressed to each Electing Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and exchangeable or convertible debt securities and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinions shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus, including, without limitation, the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein (in the case of the Prospectus, in light of the circumstances in which they were made) or necessary to make the statements therein not misleading);

          (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain “cold comfort” letters and updates thereof from the independent public accountants of ZAIS Financial Corp. (and, if necessary, from the independent public accountants of any subsidiary of ZAIS Financial Corp. or of any business acquired by ZAIS Financial Corp. for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder participating in such underwritten offering (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with primary underwritten offerings;

          (v) in connection with any underwritten offering conducted pursuant to Section 6 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(h) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by ZAIS Financial Corp.; provided that in no event shall the Company, ZAIS Financial Corp. nor any of its officers and directors be required to enter into any agreements not to offer or sell ZFC Common Stock or other securities (i.e., “lock-up letters”).

          (n) ZAIS Financial Corp. will use its commercially reasonable efforts to cause the ZFC Common Stock issuable upon exchange of the Notes to be listed on the New York Stock Exchange or other stock exchange or trading system on which the ZFC Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement.

          (o) ZAIS Financial Corp. shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

          (p) Notwithstanding any provision of this Section 3 to the contrary, ZAIS Financial Corp. shall not be required to amend or supplement the Shelf Registration Statement during a Suspension Period. The Managing Underwriter(s), if any, used in any underwritten offering, shall be reasonably acceptable to ZAIS Financial Corp.

          4. Registration Expenses. Except as otherwise provided in Section 3 or 6, ZAIS Financial Corp. shall bear all fees and expenses reasonably incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefore in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder’s Registrable Securities pursuant to the Shelf Registration Statement.

          5. Indemnification and Contribution.

          (a) Indemnification by ZAIS Financial Corp. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, ZAIS Financial Corp. shall indemnify and hold harmless each Electing Holder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each person who controls such Electing Holder, underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, any Prospectus contained therein or furnished by ZAIS Financial Corp. to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the Shelf Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading or to state in a prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements are made, not misleading, and ZAIS Financial Corp. hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that ZAIS Financial Corp. shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to ZAIS Financial Corp. by such Indemnified Person expressly for use therein.

          (b) Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder’s Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, ZAIS Financial Corp. and the directors and officers of ZAIS Financial Corp. and each person, if any, who controls ZAIS Financial Corp. within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, ZAIS Financial Corp. or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state in the Shelf Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading, or to state in a prospectus a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements are made, not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to ZAIS Financial Corp. by such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse ZAIS Financial Corp. for any legal or other expenses reasonably incurred by ZAIS Financial Corp. in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall have any liability hereunder for any settlement of any claim effective without the consent of the indemnifying party, which consent will not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

          (f) The obligations of ZAIS Financial Corp. under this Section 5 shall be in addition to any liability which ZAIS Financial Corp. may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to ZAIS Financial Corp. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

          6. Underwritten Offering. Any Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) notwithstanding any provision to the contrary in this agreement, no underwritten offering is required to occur without the consent of ZAIS Financial Corp., (ii) the Electing Holders of at least 33-1/3% of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering (and holding in the aggregate an amount of Registrable Securities having a value based on the closing price of the Registrable Securities on the New York Stock Exchange on the date preceding the request for an underwritten offering of at least $25 million) and (iii) at least such amount of such Registrable Securities shall be included in such offering; and provided further that ZAIS Financial Corp. shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, and subject to ZAIS Financial Corp.'s consent to pursue an underwritten offering, ZAIS Financial Corp. shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by ZAIS Financial Corp, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such underwriting arrangements must be reasonably satisfactory to ZAIS Financial Corp. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder’s Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to ZAIS Financial Corp. in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. ZAIS Financial Corp. shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(k) hereof, and subject to ZAIS Financial Corp.'s consent to pursue an underwritten offering, upon receipt of a request from the Managing Underwriter or a representative of holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, ZAIS Financial Corp. may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors or the CEO or CFO of ZAIS Financial Corp. shall have determined in good faith that ZAIS Financial Corp. has a bona fide business reason for such delay.

          7. Liquidated Damages.

          (a) Notwithstanding any postponement of effectiveness pursuant to Section 2(a) hereof, (i) if on or prior to the 120th calendar day following the Closing Date, a Shelf Registration Statement has not been filed with the Commission (and ZAIS Financial Corp. has not exercised its option under Section 2(a)(2) hereof to designate by means of an Officers’ Certificate (as defined in the Indenture) an Automatic Shelf Registration Statement as a Shelf Registration Statement able to be used for resales of the Registrable Securities), (ii) if the Shelf Registration Statement is not an Automatic Shelf Registration Statement and on or prior to the 180th calendar day following the Closing Date, such Shelf Registration Statement is not declared effective by the Commission or (iii) if an Automatic Shelf Registration Statement has been designated by ZAIS Financial Corp. solely at its option and in the manner set forth in Section 2(a)(2) and on or prior to the 180th calendar day following the Closing Date, ZAIS Financial Corp. has not prepared and filed with the Commission a supplement to the Prospectus to cover resales of the Registrable Securities, if necessary (each, a “Filing Default”), the Company shall be required to pay liquidated damages on the Notes (“Liquidated Damages”), from and including the day following such Filing Default until the earlier of (i) the date such Shelf Registration Statement or in the case of an Automatic Shelf Registration Statement, such supplement to the Prospectus is either so filed or so filed and subsequently declared effective, as applicable or (ii) or (2) the time the Effectiveness Period expires, at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Notes, to and including the 90th day following such Filing Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Filing Default.

          (b) In the event that the Shelf Registration Statement ceases to be effective (without being succeeded immediately by an additional Shelf Registration Statement that is filed and immediately becomes effective) or usable other than as a result of a Suspension Period (or the Holders of Registrable Securities are otherwise prevented or restricted by ZAIS Financial Corp. from effecting sales pursuant thereto) (an “Effective Failure” and, together with a Filing Default, a “Registration Default”) for more than ten business days and ZAIS Financial Corp. does not restore effectiveness or, if applicable, ZAIS Financial Corp. does not terminate a Suspension Period by the 30th day in any 90-day period or if suspension exceeds 90 days in any 360-day period, then the Company shall pay Liquidated Damages at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Notes from the day following the 10th business day following the date that such Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by ZAIS Financial Corp. from effecting sales pursuant thereto) or on the 31st or 91st day, as the case may be, in the case of a Suspension Period, for a period of 90 days, and thereafter shall pay Liquidated Damages at a rate per annum equal to an additional one-half of one percent (0.50%), until the earlier of (i) the time the Shelf Registration Statement again becomes effective or the Holders of Registrable Securities are again able to make sales under the Shelf Registration Statement or (2) the time the Effectiveness Period expires. For the purpose of determining an Effective Failure, days on which the Company has been obligated to pay Liquidated Damages in accordance with the foregoing in respect of a prior Effective Failure within the applicable period, as the case may be, shall not be included.

          (c) [Intentionally omitted].

          (d) Any amounts to be paid as Liquidated Damages pursuant to paragraphs (a) or (b) of this Section 7 shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date (as defined in the Indenture), as applicable, following the date of such Registration Default. Such Liquidated Damages will accrue in respect of the Notes at the rates set forth in paragraphs (a) or (b) of this Section 7, as applicable, on the principal amount of the Notes.

          (e) The Liquidated Damages as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default or Effective Failure. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable maximum amount of one half of one percent (0.50%) set forth above, regardless of whether one or multiple Registration Defaults exists.

          (f) Notwithstanding any provision in this Agreement, if a Holder exchanges some or all of such Holder's Notes into ZFC Common Stock when there exists a Registration Default, such Holder will not be entitled to Liquidated Damages with respect to the Notes so exchanged. In lieu thereof, the Company shall increase the Exchange Rate (as defined in the Indenture) by 3% for each $1,000 principal amount of Notes exchanged; provided, however, that (i) the foregoing adjustment shall not be applied more than once to the same $1,000 principal amount of Notes and (ii) if a Registration Default occurs after a Holder has exchanged its Notes into ZFC Common Stock, such Holder shall not be entitled to any Liquidated Damages or other compensation with respect to such ZFC Common Stock. If a Note ceases to be Outstanding (whether as a result of a Holder exercising its exchange rights or otherwise) during any period for which Liquidated Damages are accruing, the Company will prorate the Liquidated Damages to be paid with respect to that Note.

          8. Miscellaneous.

          (a) Other Registration Rights. ZAIS Financial Corp. may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement.

          (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if ZAIS Financial Corp. fails to perform any of its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of ZAIS Financial Corp. under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

          (c) Amendments and Waivers. This Agreement, including this Section 8(c), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by ZAIS Financial Corp. and the holders of a majority of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

          (d) Notices. Unless otherwise specified herein, all notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture. For so long as the Notes are in Book Entry Form, and as permitted by the DTC, all notices, reports and other documents to the Holders shall be delivered through the facilities of the DTC by the Trustee in accordance with their standard practices and procedures.

          (e) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

          (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligation Law.

          (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          (j) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

[signature pages follow]

          Please confirm that the foregoing correctly sets forth the agreement between the Company, ZAIS Financial Corp. and you.

Very truly yours,

ZAIS FINANCIAL CORP.

By:	/s/ Michael F. Szymanski
Name: Michael Szymanski
Title: President

ZAIS FINANCIAL PARTNERS, L.P.
By:	ZAIS Financial Corp.,
as its General Partner

By:	/s/ Michael F. Szymanski
Name: Michael Szymanski
Title: President

[Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ David Stolzar
Name: David Stolzar
Title: Director

[Registration Rights Agreement]

Appendix A

ZAIS FINANCIAL PARTNERS, L.P.
ZAIS FINANCIAL CORP.

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE]

               The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the ZAIS Financial Partners, L.P. (the “Company”) 8.0% Exchangeable Senior Notes due 2016 (the “Notes”) are held.

               ZAIS Financial Corp. is in the process of registering the shares of common stock, par value $0.0001 per share, of ZAIS Financial Corp. (the “ZFC Common Stock”) under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their shares of ZFC Common Stock included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

               It is important that beneficial owners of the Notes (and the shares of ZFC Common Stock into which the Notes are exchangeable) receive a copy of the enclosed materials as soon as possible as their rights to have shares of ZFC Common Stock included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline for response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Notes through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact ZAIS Financial Corp., Two Bridge Avenue, Suite 322, Red Bank, New Jersey 07701, Attention: [       ].

ZAIS FINANCIAL PARTNERS, L.P.
ZAIS FINANCIAL CORP.

Notice of Registration Statement
and
Selling Securityholder Questionnaire

[Date]

               ZAIS Financial Corp. has filed with the United States Securities and Exchange Commission (the “Commission”) (or otherwise designated by means of an Officers Certificate (as defined in the Indenture) delivered to the trustee) an effective Automatic Shelf Registration Statement previously filed with the Commission) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), shares of ZAIS Financial Corp. common stock, par value $0.0001 per share (the “ZFC Common Stock”), issuable upon exchange of the 8.0% Exchangeable Senior Notes due 2016 (the “Notes”) issued by ZAIS Financial Partners L.P., a Delaware limited partnership (the “Company”), in accordance with the Registration Rights Agreement, dated as of November 25, 2013 (the “Registration Rights Agreement”), among the Company, ZAIS Financial Corp. and the initial purchaser named therein. A copy of the Registration Rights Agreement is available upon request from the Company at the address set forth herein. All capitalized terms not otherwise defined below shall have the meanings ascribed thereto in the Registration Rights Agreement.

               In order to have Registrable Securities included in the Shelf Registration Statement (or, if applicable, a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to ZAIS Financial Corp. at the address set forth herein for receipt ON OR BEFORE                . Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

               Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

               The term “Registrable Securities” is defined in the Registration Rights Agreement to mean all shares of ZFC Common Stock issuable upon exchange of the Notes; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

               The term “Restricted Security” is defined in the Registration Rights Agreement to mean any share of ZFC Common Stock issuable upon exchange of the Notes except any such share of ZFC Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or are transferable pursuant to Rule 144 (or any successor provision thereto), or (iii) has otherwise been transferred and a new share of ZFC Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of ZAIS Financial Corp. in accordance with the Indenture.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement regarding the obligation to indemnify and hold harmless certain persons as set forth therein, as if the undersigned Selling Securityholder were an original party thereto.

               Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to ZAIS Financial Corp. the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.

               The Selling Securityholder hereby provides the following information to ZAIS Financial Corp. and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) Below:

	(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) Below are Held:

(2)		Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Registrable Securities.

(a)	Principal amount of Notes beneficially owned:

CUSIP No(s). of such Notes:

Number of shares of ZFC Common Stock (if any) issued upon exchange, repurchase or redemption of Notes:

(b)	Number of shares of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)	Beneficial Ownership of Other Securities of ZAIS Financial Corp.:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of ZFC Common Stock or any other securities of ZAIS Financial Corp. (or securities of the Company that are convertible or exchangeable for securities of ZAIS Financial Corp.), other than the Notes and shares of ZFC Common Stock listed above in Item (3).

State any exceptions here:

(5)	Relationships with the Company or ZAIS Financial Corp.:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company or ZAIS Financial Corp. (or their predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

ACKNOWLEDGEMENTS

               Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of ZAIS Financial Corp.

               By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

               In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to ZAIS Financial Corp., the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

               By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by ZAIS Financial Corp. in connection with the preparation of the Shelf Registration Statement and related Prospectus.

               In accordance with the Selling Securityholder’s obligation under Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify ZAIS Financial Corp. of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)	To the Company or ZAIS Financial Corp.:

(ii)	With a copy to:

               Once this Notice and Questionnaire is executed by the Selling Securityholder and received by ZAIS Financial Corp., the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of ZAIS Financial Corp. and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

               IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO
THE SELLING STOCKHOLDER'S ZAIS CLIENT RELATIONS REPRESENTATIVE:

ZAIS Financial Corp.
Two Bridge Avenue, Suite 322
Red Bank, New Jersey 07701-1106
(732) 978-9722
Attention: [              ]

Exhibit 1
to Appendix A

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

ZAIS Financial Corp.
ZAIS Financial Partners, L.P.
Two Bridge Avenue
Suite 322
Red Bank, New Jersey 07701
Attention: [          ]

U.S. Bank National Association, as Trustee
[ADDRESS]
Attention:[          ]

Re:	ZAIS Financial Partners, L.P. (the “Company”)
ZAIS Financial Corp.
8.0% Exchangeable Senior Notes due 2016 (the “Notes”)

Dear Sirs:

               Please be advised that                          has transferred      shares of ZAIS Financial Corp.’s common stock, issued upon exchange, repurchase or redemption of Notes, pursuant to an effective Registration Statement on Form       (File No. 333-     ) filed by ZAIS Financial Corp.

               We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the ZAIS Financial Corp. common stock is named as a selling securityholder in the Prospectus dated [date], or in amendments or supplements thereto, and that the number of shares of ZAIS Financial Corp. common stock transferred are [a portion of] the shares of ZAIS Financial Corp. common stock listed in such Prospectus as amended or supplemented opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:

(Authorized Signature)